UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2014

MONTPELIER RE HOLDINGS LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-31468	98-0428969
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Montpelier House

94 Pitts Bay Road

Pembroke HM 08

Bermuda

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (441) 296-5550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 15, 2014, Blue Capital Global Reinsurance Fund Limited (“BCGR”) closed on a 364-day credit agreement (the “Credit Agreement”) which will allow it to borrow up to $20.0 million on a revolving basis for working capital purposes. Montpelier Re Holdings Ltd. (the “Company”) currently owns 27.8% of BCGR’s outstanding ordinary shares, serves as guarantor (the “Guarantor”) for the Credit Agreement.

The Credit Agreement contains covenants that limits BCGR’s and, to a lesser extent, the Company’s ability, among other things, to grant liens on its assets, sell assets, merge or consolidate, incur debt and enter into certain transactions with affiliates.

If BCGR or the Company fails to comply with any these covenants, the issuer of the Credit Agreement could revoke the facility and exercise remedies against BCGR or the Company.

BCGR intends to pay the Company an annual fee of $25,000 in connection with its role as Guarantor.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The Company’s 2014 Annual General Meeting of Shareholders (the “2014 Annual Meeting”) was held on May 16, 2014. At the 2014 Annual Meeting, Company shareholders (the “Shareholders”) approved a proposal amending our Amended and Restated Bye-Laws (the “Bye-Laws”). The amendments (1) provide the Board a means of proactively obtaining information from Shareholders for the purpose of determining whether any Shareholders’ voting rights must be adjusted pursuant to Bye-Law 51, (2) narrow the scope of the subsidiary voting provision of Bye-Law 85 to only require Shareholders to elect directors of direct non-U.S. subsidiaries that are insurance companies (3) make various other technical revisions and improvements that enhance the Company’s corporate governance. The amendments to our Bye-Laws became effective at the conclusion of the 2014 Annual Meeting. See also “Item 5.07 Submission of Matters to a Vote of Security Holders.”

The foregoing description of the Bye-laws is qualified in its entirety by reference to the Amended and Restated Bye-laws of the Company, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 16, 2014, the Board adopted and approved the Form of Director Restricted Share Unit Award Agreement (“Award Agreement”). The Award Agreement governs the terms and conditions upon which awards are granted to directors of the Company pursuant to the Company’s 2012 Long-Term Incentive Plan (the “Plan”).

The foregoing description of the Award Agreement is qualified in its entirety by reference to the Award Agreement, a form of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and the Plan, which was previously filed with the Securities and Exchange Commission.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The 2014 Annual Meeting was held on May 16, 2014. The following summarizes each of the 2014 Annual Meeting proposals and the voting results thereon:

I. Approval of a Twelve Member Board and Election of Directors

The Company’s Bye-laws provide for a classified Board, divided into three classes of approximately equal size. At the 2014 Annual Meeting, Shareholders voted to fix the number of directors at twelve and elected one Class B and four Class C director nominees each of whom will serve until: (i) the Company’s 2016 Annual Meeting of Shareholders (in the case of the Class B director) or the Company’s 2017 Annual Meeting of Shareholders (in the case of the Class C director); or (ii) his or her earlier resignation. The table below details the voting results for this proposal.

Nominee	Votes For	Votes Against	Abstain	Non-Votes

Henry R. Keizer	41,505,449	169,725	92,940	3,436,251

Michael R. Eisenson	41,419,593	264,825	83,696	3,436,251

Christopher L. Harris	41,512,312	171,402	84,400	3,436,251

Nicholas C. Marsh	41,504,284	179,122	84,708	3,436,251

Ian M. Winchester	41,517,295	166,626	84,193	3,436,251

II. Election of Designated Company Directors of Montpelier Reinsurance Ltd. (“Montpelier Re”)

The Board of Directors of Montpelier Re is elected by the Company, which owns all of Montpelier Re’s outstanding common shares. The Company must, pursuant to the provisions of Bye-law 85 of the Company’s Amended and Restated Bye-Laws, cast its vote in accordance with the results of a vote by Shareholders on the nominees for the Board of Directors of Montpelier Re. At the 2014 Annual Meeting, Shareholders approved the three nominees as designated company directors to serve on the Board of Directors of Montpelier Re: (i) until the Company’s next Annual General Meeting of Shareholders; or (ii) his or her earlier resignation from the Board of Directors. The table below details the voting results for this proposal.

Nominee	Votes For	Votes Against	Abstain	Non-Votes

Christopher L. Harris	41,472,885	210,494	84,735	3,436,251

Jonathan B. Kim	41,474,906	209,015	84,193	3,436,251

Christopher T. Schaper	41,475,418	208,503	84,193	3,436,251

III. Approval of Amended and Restated Bye-Laws

At the 2014 Annual Meeting, Shareholders voted to approve the adoption of the Amended and Restated Bye-Laws, which went into effect at the conclusion of the 2014 Annual Meeting,

Votes For	Votes Against	Abstain	Non-Votes

41,647,419	31,794	88,901	3,436,251

IV. Appointment of Independent Auditor

At the 2014 Annual Meeting, Shareholders voted to approve the appointment of PricewaterhouseCoopers Ltd., an independent registered public accounting firm, as the Company’s Independent Auditor for 2014, and have authorized the Board, acting by the Company’s Audit Committee, to set their remuneration. The table below details the voting results for this proposal.

Votes For	Votes Against	Abstain	Non-Votes

44,750,569	368,429	85,367	3,436,251

V. An Advisory Vote to Approve Executive Compensation

At the 2014 Annual Meeting, Shareholders voted to adopt the following non-binding, advisory resolution to approve the compensation of the Company’s Named Executive Officers, as described in the Proxy Statement in the section entitled “Executive Compensation”.

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

The table below details the voting results for this proposal.

Votes For	Votes Against	Abstain	Non-Votes

41,274,641	391,634	101,839	3,436,251

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.2	Amended and Restated Bye-Laws of the Company.

10.1	Credit Agreement dated as of May 15, 2014, among BCGR, the Company (as the Guarantor) and Barclays Bank plc (as the Lender).

10.2	Form of 2014 Restricted Share Unit Award Agreement under the Company’s 2012 Long-Term Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Montpelier Re Holdings Ltd.
(Registrant)

May 19, 2014	By:	/s/ Jonathan B. Kim
Date	Name:	Jonathan B. Kim
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.2	Amended and Restated Bye-Laws of the Company.

10.1	Credit Agreement dated as of May 15, 2014, among BCGR, the Company (as the Guarantor) and Barclays Bank plc (as the Lender).

10.2	Form of 2014 Restricted Share Unit Award Agreement under the Company’s 2012 Long-Term Incentive Plan.